UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report July 17, 2006

PREMIER COMMERCIAL BANCORP

(Exact name of registrant as specified in its charter)

California	32-0120557
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

2400 E. Katella Avenue Suite 125, Anaheim, California 92806; (714) 978-2400

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report includes a total of 5 pages.

The Index to Exhibits is on page 4.

Item 7.01.  Regulation FD Disclosure

This current report on Form 8-K also discloses that the Bancorp issued a press release (“Press Release”) on July 17, 2006 announcing the completion of its public offering. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The Press Release and the information in this Item 7.01 in this current report on Form 8-K, including the exhibit, is furnished pursuant to Item 7 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7.01 of this current report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Bancorp under the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

99.1	Press release dated July 17, 2006, which is furnished as part of this Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2006	PREMIER COMMERCIAL BANCORP

/s/ Viktor Uehlinger
Viktor Uehlinger
Chief Financial Officer

INDEX TO EXHIBITS

99.1.                        Press release dated July 17, 2006.